UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2009 (December 30, 2008)

NETWORK ENGINES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30863	04-3064173
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

25 Dan Road, Canton, MA		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (781) 332-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2008, Network Engines, Inc. (the “Company”) entered into amendments (the “Amendments”) which amend, restate and supersede previously executed Executive Retention Agreements (the “Retention Agreements”) with the following executive officers of the Company (collectively, the “Executives”):

Mr. Gregory A. Shortell, President, Chief Executive Officer and Director

Mr. Douglas G. Bryant, Chief Financial Officer, Treasurer and Secretary

Mr. Charles N. Cone, III, Senior Vice President of Sales and Marketing

Mr. Richard P. Graber, Senior Vice President of Engineering and Operations

The Amendments were executed to implement certain changes required to comply with Section 409A of the United States Internal Revenue Code of 1986, as amended.  The final regulations of Section 409A become effective on January 1, 2009.  The Amendments did not change any of the terms of the Retention Agreements with regard to the benefits to be provided to the Executives upon certain events specified within the Retention Agreements.  The Retention Agreements are not employment contracts and do not specify any terms or conditions of employment.  They provide for certain severance benefits to be provided the Executives in the event their employment is terminated under specified circumstances, including those following a Change in Control of the Company, as defined in the Retention Agreements.  The Amendments take effect on December 30, 2008.  The Retention Agreements expire on the earlier of (a) December 31, 2010 or (b) the termination of the Executive’s employment with the Company prior to the occurrence of a Change in Control; provided that it is subject to automatic one-year extensions unless prior notice of termination is given by the Company.

The foregoing description is subject to, and qualified in its entirety by, the Amendments filed as exhibits hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

99.1	Amended and Restated Executive Retention Agreement with Mr. Gregory A. Shortell
99.2	Amended and Restated Executive Retention Agreement with Mr. Douglas G. Bryant
99.3	Amended and Restated Executive Retention Agreement with Mr. Charles N. Cone, III
99.4	Amended and Restated Executive Retention Agreement with Mr. Richard P. Graber

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK ENGINES, INC.

Date: January 6, 2009	By:	/s/ Douglas G. Bryant
Douglas G. Bryant
Chief Financial Officer, Treasurer and Secretary